Q1 Fiscal 2025 Financial Results Conference Call Vice President, Investor Relations & Treasurer Kristine Moser Executive Vice President Finance & Chief Financial Officer Gregory P. Rustowicz July 31, 2024 President & Chief Executive Officer David J. Wilson

© 2024 COLUMBUS MCKINNON CORPORATION These slides, and the accompanying oral discussion (together, this “presentation”), contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “illustrative,” “intend,” “likely,” “may,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “shall,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this document, including, but are not limited to, statements relating to: (i) our strategy, outlook and growth prospects, our full year and second quarter fiscal 2025 guidance and our fiscal 2027 targets and goals; (ii) our operational and financial targets and capital distribution policy; (iii) general economic trend and trends in the industry and markets; (iv) the amount of debt to be paid down by the Company during fiscal 2025 and the expected amount of interest expense savings from the March 2024 Term Loan B repricing; (v) the estimated costs and benefits related to the consolidation of the Company’s North American linear motion operations in Charlotte, North Carolina to its manufacturing facility in Monterrey, Mexico; and (vi) the competitive environment in which we operate, are forward looking statements. Forward-looking statements are not based on historical facts, but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other factors that could cause the actual results, performance or achievements of the Company to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 as well as in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date they are made. Columbus McKinnon undertakes no duty to update publicly any such forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. Non-GAAP Financial Measures and Forward-looking Non-GAAP Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The non-GAAP financial measures are noted and reconciliations of comparable GAAP measures with non-GAAP financial measures can be found in tables included in the Supplemental Information portion of this presentation. Safe Harbor Statement 2

© 2024 COLUMBUS MCKINNON CORPORATION 3 Q1 FY25 Quarterly Review • Net Sales up 2% Y/Y driven by growth in precision conveyance and lifting • Gross margin expanded 30 bps Y/Y and 110 bps on an adjusted basis1 • Net income of $8.6 million or 3.6% of sales included $2.6 million2 of costs for factory simplification; announced consolidation of North American linear motion production to Monterrey, MX in Q2 FY25 • Adjusted EBITDA1 increased 2% to $37.5 million with an Adjusted EBITDA Margin1 of 15.6% • Net cash used for operating activities improved $6.5 million from the prior year • Paid down $20 million of debt, increasing expected debt repayment for FY25 to $60 million Continued Sales Growth and Gross Margin Expansion as We Advance our Transformation 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation. 2 $2.6 million represents the $3.6 million impact tax effected at a 28.4% tax rate.

© 2024 COLUMBUS MCKINNON CORPORATION 4 Orders and Backlog 1Long term backlog is expected to ship beyond three months $177.3 $148.3 $151.3 $144.6 $156.0 $178.0 $169.4 $147.1 $136.2 $136.8 $355.3 $317.7 $298.4 $280.8 $292.8 Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 Q1 FY25 Healthy pipeline of opportunities • Precision conveying, lifting and linear motion orders up mid-single digits Y/Y • Orders down 1% Y/Y driven by timing shift of an $9M order into Q2 FY25 • Strength in EMEA & APAC • Short-cycle orders grew 3%; Encouraging order funnel for project business Backlog up 4% sequentially • Expect backlog to further normalize from elevated levels • Improving lead times remain an important focus Backlog Increased 4% Sequentially with Book to Bill Ratio of 1.05x Book:Bill $254.1 $226.5 $231.2 $258.1 $252.6 1.08x 0.88x 0.91x 0.97x 1.05x Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 Q1 FY25 Orders Short Term Long Term1 Backlog ($ in millions, $M)

© 2024 COLUMBUS MCKINNON CORPORATION 5 Priority Initiatives in FY25 Focused on Delivering Profitable Growth and Margin Expansion Execute footprint simplification plan • Generate cost savings and operational improvement through Americas Manufacturing Center of Excellence in Monterrey, Mexico • Deliver synergies in EMEA through shared services Customer Experience Footprint Simplification Improve performance and customer intimacy • Continue Net Promotor Score improvement following double-digit increase in FY24 • Reduce lead-times and improve on-time delivery to market competitive levels or better • Enhance demand planning process and leverage technology Factory Performance Improve operational KPIs • Increase material productivity and VAVE savings • Improve direct labor efficiency • Reduce overhead rates driven by strategic priorities Profitable Growth Deliver on commercial initiatives and drive margin expansion • Grow share of wallet through improved customer experience • Execute commercial, geographic expansion and product innovation initiatives • Focus on margin expansion through 80/20 actions

© 2024 COLUMBUS MCKINNON CORPORATION 6 Net Sales Delivered 2% Growth in Q1 FY25 driven by precision conveyance and lifting Q1 FY25 net sales increased 2% Y/Y • montratec® acquired growth of 1%1 • Organic growth of 1% • Precision conveyance, up 10% • Project-related business, up 4% • Short-cycle, down 2% Regional Performance: • Sales outside of the U.S. increased 5% excluding FX • U.S. sales flat with pricing offsetting volume decline ($ in millions, $M) 1 montratec acquisition impact represents the addition of April and May 2024 prior to reaching the anniversary of the acquisition, which was completed on May 31, 2023.

© 2024 COLUMBUS MCKINNON CORPORATION 7 Gross Profit & Margin Adjusted Gross Margin1 Expanded 110 bps Y/Y... On Track Toward Long-Term Objective 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation. $86.6 $89.0 $0.8 $3.4 $0.2 ($0.2) ($1.6) ($0.2) Q1 FY24 Acquisition Pricing, Net of Mfg Cost Changes Sales Volume & Mix FX Impact Monterrey & Start-Up Costs Business Realignment Q1 FY25 Q1 FY25 gross margin of 37.1% • Increased 30 bps Y/Y • Gross profit increased 3% driven by: o montratec acquisition o Pricing net of material inflation, moderating from prior year o Partially offset by $1.6M of Monterrey, Mexico start-up costs Q1 FY25 Adjusted Gross Margin1 of 38.0% • Increased 110 bps Y/Y • Adjusted Gross Profit1 increased 5% adjusted for Monterrey, Mexico start-up and business realignment costs ($ in millions, $M) Q1 FY25 Gross Profit $86.8 $91.0 $0.8 $3.4 $0.2 ($0.2) Q1 FY24 Acquisition Pricing, Net of Mfg Cost Changes Sales Volume & Mix FX Impact Q1 FY25 Q1 FY25 Adjusted Gross Profit1 36.8% 37.1% 36.9% 38.0% Gross Margin Adj. Gross Margin

© 2024 COLUMBUS MCKINNON CORPORATION 8 RSG&A $25.0 $26.9 $26.6 $26.9 $27.8 $27.4 $25.7 $26.3 $27.4 $26.4 $5.9 $6.5 $6.7 $7.1 $6.2 $58.3 $59.1 $59.5 $61.4 $60.4 Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 Q1 FY25 Q1 FY25 RSG&A increased $2.1M Y/Y • $1.7M from montratec acquisition1 • G&A includes $1.9M of Monterrey Mexico start-up costs • Selling includes $1.2M of costs for our strategic partner conferences and $0.2M of business realignment costs • R&D includes $0.3M of business realignment costs Note: Components may not add to totals due to rounding RSG&A Y/Y Increase in Q1 FY25 Reflects Acquisition and Mexico Center Of Excellence Investment RSG&A as a % of Net Sales 24.8% 22.9% 23.4% 23.1% 25.2% R&D Selling G&A ($ in millions, $M) Quarterly RSG&A 1 montratec acquisition impact represents the addition of April and May 2024 prior to reaching the anniversary of the acquisition, which was completed on May 31, 2023.

© 2024 COLUMBUS MCKINNON CORPORATION 9 Operating Income Q1 FY25 operating income decreased 1% Y/Y • Operating income included: o $3.6M of Monterrey Mexico start-up costs o $1.2M of costs related to our strategic partner conferences • Operating margin of 8.8% down 30 bps Q1 FY25 Adjusted Operating Income1 flat Y/Y • Adjusted Operating Margin1 of 10.7% down 20 bps Q1 FY25 Adjusted Operating Income1 Flat Y/Y Including $1.2M of Cost for Strategic Partner Conferences $21.4 $33.4 $26.9 $25.4 $21.1 $25.8 $34.1 $29.7 $31.1 $25.7 Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 Q1 FY25 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation. Operating Margin 9.1% 12.9% 10.6% 9.6% 8.8% Adj. Operating Margin1 10.9% 13.2% 11.7% 11.7% 10.7% ($ in millions, $M) Quarterly Operating Income Adjusted1 GAAP

© 2024 COLUMBUS MCKINNON CORPORATION 10 Earnings Per Share Delivered Adjusted EPS1 of $0.62 in Q1 FY25 Quarterly Diluted EPS $0.32 $0.55 $0.34 $0.41 $0.30 $0.62 $0.76 $0.74 $0.75 $0.62 Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 Q1 FY25 Q1 net income of $8.6M decreased $0.6M Y/Y • $0.3M higher other expense (pension costs) • $0.2M decrease in operating income • $0.2M lower investment income • Partially offset $0.3M lower interest expense Q1 FY25 Adjusted Net Income1 of $18.0M increased $0.2M Y/Y • Flat Adjusted Operating Income1 • $0.5M higher amortization expense add-back • $0.3M lower interest expense • Partially offset by $0.3M higher other expense (pension-related) and $0.2M lower investment income Adjusted1 GAAP Net Income $9.3 $15.8 $9.7 $11.8 $8.6 Adj. Net Income1 $17.9 $21.9 $21.4 $21.8 $18.0 Note: All variance numbers are tax effected at a 28.4% rate. 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation.

© 2024 COLUMBUS MCKINNON CORPORATION 11 Adjusted EBITDA Q1 FY25 Adjusted EBITDA1 increased 2% Y/Y • Flat Adjusted Operating Income1 • Increased depreciation and amortization of $1.0M Q1 FY25 Adjusted EBITDA Margin1 of 15.6% • Targeting ~21% Adjusted EBITDA Margin1 in FY27 • Expect 80/20 initiatives, factory simplification, and operating leverage on increased scale to drive continued margin expansion Q1 FY25 Adjusted EBITDA1 Increased 2% Y/Y Driven By Adjusted Gross Margin Expansion Quarterly Adjusted EBITDA1 $36.6 $45.7 $41.3 $43.0 $37.5 Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 Q1 FY25 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation. Adj. EBITDA Margin1 15.6% 17.7% 16.3% 16.2% 15.6% ($ in millions, $M)

© 2024 COLUMBUS MCKINNON CORPORATION 12 $86.6 $35.8 $71.0 $42.4 $49.5 951% 121% 147% 91% 108% FY21 FY22 FY23 FY24 TTM Q1 FY25 Free Cash Flow1 & FCF Conversion 1 Cash Flow Note: Components may not sum due to rounding Three Months Ended 6/30/24 6/30/23 Net cash provided by (used for) operating activities ($10.8) ($17.2) Capital Expenditures 4.6 5.3 Free Cash Flow (FCF)1 ($ 15.4) ($22.5) Net cash used for operating activities improved by $6.5M Y/Y • Seasonal cash outflow in Q1 FY25 ahead of prior year Capital expenditures decreased $0.6M Y/Y • CapEx investment for our North American manufacturing center of excellence in Monterrey facility in H2 FY25 Free Cash Flow1 improved by $7.1M Y/Y Free Cash Flow Conversion1 of 108% on a TTM basis Free Cash Flow1 increased $7.1M Y/Y with Normal Seasonal Outflow in Q1 FY25 1 Non-GAAP financial measure; see definition and reconciliation at the end of this Presentation. ($ in millions, $M)

© 2024 COLUMBUS MCKINNON CORPORATION 13 Capital Structure Repaid $20M of debt in Q1 FY25 • Total debt down 4% YTD Repriced Term Loan B debt in Mar 2024 resulting in ~$2.5M of annual interest expense savings • Repriced TLB in March 2024 reducing applicable margin by 25 bps to 250 bps and eliminated 26 bps credit spread adjustment • 68% of total debt is hedged at a weighted average fixed cost of 6.7% Net Leverage Ratio1 of 2.6x as of Q1 FY25 • Down 0.3x Y/Y • Up 0.2x Q/Q consistent with normal seasonality Continued financial flexibility with $230M of liquidity Investing in Growth and Paying Down Debt… Expect to Repay $60M of Debt in FY25 CAPITALIZATION June 30, 2024 March 31, 2024 Term Loan B $ 462.6 $ 477.6 AR Securitization Facility 40.0 45.0 Capital Lease 12.8 12.9 Unamortized Deferred Financing Fees (4.9) (5.3) Total debt 510.4 530.2 Cash and cash equivalents $ 68.4 $ 114.1 Debt, net of cash and cash equivalents 442.1 416.1 Shareholders’ equity 885.8 882.1 Net capitalization $ 1,327.9 $ 1,412.3 Debt/total capitalization 36.6% 37.5% Net debt/net total capitalization 33.3% 32.1% Note: Components may not add to totals due to rounding ($ in millions, $M)

FY2025 Guidance

	FY25	Q2 FY25
Net Sales ($M)	Low-single digit growth Y/Y	Down low to mid-single digits Y/Y
Adjusted EPS[1]	Mid to high-single digit growth Y/Y	Down mid-single digits Y/Y
Capital Expenditures	$20 to $30 million	
Net Leverage Ratio[1]	~2.0x	

Guidance Assumptions:

- FY25: ~$33M of interest expense, ~$30M of amortization, an effective tax rate of ~25% and 29.4M diluted average shares
- Q2 FY25: ~$9M of interest expense, ~$8M of amortization, an effective tax rate of ~25% and 29.2M diluted average shares

Reaffirming Full Year Guidance; Continue to Expect Growth and Margin Expansion in FY25

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© 2024 COLUMBUS MCKINNON CORPORATION

[1] Adjusted EPS and Net Leverage Ratio are non-GAAP financial measures. See supplemental information for additional information on non-GAAP financial measures. Forward-looking estimates of Adjusted EPS and Net Leverage Ratio are made in a manner consistent with the relevant definitions and assumptions noted herein, but reconciliations are not available on a forward-looking basis without unreasonable effort.

Q1 Fiscal 2025 Financial Results Conference Call Vice President, Investor Relations & Treasurer Kristine Moser Executive Vice President Finance & Chief Financial Officer Gregory P. Rustowicz July 31, 2024 President & Chief Executive Officer David J. Wilson

Supplemental Information

© 2024 COLUMBUS MCKINNON CORPORATION 17 Conference Call Playback Info Replay Number: 412-317-6671 passcode: 13747096 Telephone replay available through August 7, 2024 Webcast / PowerPoint / Replay available at investors.cmco.com Transcript, when available, at investors.cmco.com

© 2024 COLUMBUS MCKINNON CORPORATION 18 The following information provides definitions and reconciliations of the non-GAAP financial measures presented in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP). The Company has provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this presentation that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this presentation. The non-GAAP financial measures in this presentation may differ from similarly titled measures used by other companies. • Adjusted Gross Profit and Adjusted Gross Margin • Adjusted Operating Income and Adjusted Operating Margin • Adjusted Net Income and Adjusted EPS • Adjusted EBITDA and Adjusted EBITDA Margin • Free Cash Flow and Free Cash Flow Conversion • ROIC • Net Debt and Net Leverage Ratio Forward-Looking: The Company has not reconciled the Adjusted EBITDA Margin, Adjusted EPS and Net Leverage Ratio guidance to the most comparable GAAP measure because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide guidance for the comparable GAAP financial measures. Forward-looking guidance regarding Adjusted EPS and Net Leverage Ratio for fiscal 2025 are made in a manner consistent with the relevant definitions and assumptions noted herein. Forward-looking guidance regarding Adjusted EBITDA Margin for fiscal 2027 are made in a manner consistent with the relevant definitions and assumptions noted herein. Non-GAAP Measures

© 2024 COLUMBUS MCKINNON CORPORATION 19 ($ in thousands) Quarter Q1 FY24 Q1 FY25 Gross profit $ 86,649 $ 89,030 Add back (deduct): Business realignment costs 196 392 Monterrey, MX new factory start-up costs — 1,625 Adjusted Gross Profit $ 86,845 $ 91,047 Net sales $ 235,492 $ 239,726 Gross margin 36.8% 37.1% Adjusted Gross Margin 36.9% 38.0% Adjusted Gross Profit is defined as gross profit as reported, adjusted for certain items. Adjusted Gross Margin is defined as Adjusted Gross Profit divided by net sales. Adjusted Gross Profit and Adjusted Gross Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted Gross Profit and Adjusted Gross Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted Gross Profit and Adjusted Gross Margin, are important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s gross profit and gross profit margin to the historical periods' gross profit and gross margin, as well as facilitates a more meaningful comparison of the Company’s gross profit and gross profit margin to that of other companies. Non-GAAP Measures: Adjusted Gross Profit and Adjusted Gross Margin

© 2024 COLUMBUS MCKINNON CORPORATION 20 Adjusted Operating Income is defined as income from operations as reported, adjusted for certain items. Adjusted Operating Margin is defined as Adjusted Operating Income divided by net sales. Adjusted Operating Income and Adjusted Operating Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted Operating Income and Adjusted Operating Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted Operating Income and Adjusted Operating Margin, are important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s income from operations and operating margin to the historical periods' income from operations and operating margin, as well as facilitates a more meaningful comparison of the Company’s income from operations and operating margin to that of other companies. ($ in thousands) Quarter Q1 FY24 Q1 FY25 Income from operations $ 21,448 $ 21,147 Add back (deduct): Acquisition deal and integration costs 2,587 — Business realignment costs 375 850 Headquarter relocation costs 1,228 96 Factory and warehouse consolidation 117 — Monterrey, MX new factory start-up costs — 3,566 Adjusted Operating Income $ 25,755 $ 25,659 Net sales $ 235,492 $ 239,726 Operating margin 9.1% 8.8% Adjusted Operating Margin 10.9% 10.7% Non-GAAP Measures: Adjusted Operating Income and Adjusted Operating Margin

© 2024 COLUMBUS MCKINNON CORPORATION 21 Adjusted Net Income and Adjusted EPS are defined as net income and diluted EPS as reported, adjusted for certain items, including amortization of intangibles, and also adjusted for a normalized tax rate. Adjusted Net Income and Adjusted EPS are not measures determined in accordance with GAAP and may not be comparable with the measures used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted Net Income and Adjusted EPS, are important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company’s net income and diluted EPS to that of other companies. The Company believes that presenting Adjusted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company’s strategy to grow through acquisitions as well as organically. ($ in thousands, except per share data) Quarter Q1 FY24 Q1 FY25 Net income $ 9,275 $ 8,629 Add back (deduct): Amortization of intangibles 6,877 7,500 Acquisition deal and integration costs 2,587 — Business realignment costs 375 850 Headquarter relocation costs 1,228 96 Factory and warehouse consolidation 117 — Monterrey, MX new factory start-up costs — 3,566 Normalize tax rate to 25% (2,569) (2,595) Adjusted Net Income $ 17,890 $ 18,046 Average diluted shares outstanding 28,906 29,127 Diluted income per share $ 0.32 $ 0.30 Adjusted EPS $ 0.62 $ 0.62 Non-GAAP Measures: Adjusted Net Income and Adjusted EPS

© 2024 COLUMBUS MCKINNON CORPORATION 22 Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net sales. Adjusted EBITDA and Adjusted EBITDA Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted EBITDA and Adjusted EBITDA Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted EBITDA and Adjusted EBITDA Margin, are important for investors and other readers of the Company’s financial statements. ($ in thousands) Quarter Q1 FY24 Q1 FY25 Net income $ 9,275 $ 8,629 Add back (deduct): Income tax expense (benefit) 3,394 3,421 Interest and debt expense 8,625 8,235 Investment (income) loss (543) (209) Foreign currency exchange (gain) loss 483 395 Other (income) expense, net 214 676 Depreciation and amortization expense 10,890 11,840 Acquisition deal and integration costs 2,587 — Business realignment costs 375 850 Factory and warehouse consolidation 117 — Headquarter relocation costs 1,228 96 Monterrey, MX new factory start-up costs — 3,566 Adjusted EBITDA $ 36,645 $ 37,499 Net sales $ 235,492 $ 239,726 Net income margin 3.9% 3.6% Adjusted EBITDA Margin 15.6% 15.6% Non-GAAP Measures: Adjusted EBITDA and Adjusted EBITDA Margin

© 2024 COLUMBUS MCKINNON CORPORATION Free Cash Flow is defined as net cash provided by (used for) operating activities less capital expenditures. Free Cash Flow Conversion is defined as Free Cash Flow divided by net income. Free Cash Flow and Free Cash Flow Conversion are not measures determined in accordance with GAAP and may not be comparable with the measures as defined or used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Free Cash Flow and Free Cash Flow Conversion, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current periods’ Free Cash Flow and Free Cash Flow Conversion to Free Cash Flow and Free Cash Flow Conversion for historical periods. 23 ($ in thousands) Quarter Fiscal Year TTM Q1 FY24 Q1 FY25 2021 2022 2023 2024 Q1 FY25 Net cash provided by (used for) operating activities $ (17,247) $ (10,758) $ 98,890 $ 48,881 $ 83,636 $ 67,198 $ 73,687 Capital expenditures (5,273) (4,629) (12,300) (13,104) (12,632) (24,813) (24,169) Free Cash Flow (FCF) $ (22,520) $ (15,387) $ 86,590 $ 35,777 $ 71,004 $ 42,385 $ 49,518 Net income $ 9,106 $ 29,660 $ 48,429 $ 46,625 $ 45,979 Free Cash Flow Conversion 951% 121% 147% 91% 108% Non-GAAP Measures: Free Cash Flow (FCF) and FCF Conversion

Non-GAAP Measures: ROIC

CMCO INTELLIGENT MOTION

($ in thousands)	Fiscal Year				
	2021	2022	2023	2024	TTM Q1 2025
Income from operations	$ 42,255	$ 73,781	$ 97,841	$ 107,148	$ 106,847
Add back (deduct):					
Acquisition deal and integration costs	3,951	10,473	616	3,211	624
Business realignment costs	1,470	3,902	5,140	1,867	2,342
Factory and warehouse consolidation	3,778	—	—	744	627
Headquarter relocation costs	—	—	996	2,059	927
Garvey contingent consideration	—	—	1,230	—	—
Monterrey, MX new factory start-up costs	—	—	—	4,489	8,055
Acquisition inventory step-up expense	—	5,042	—	—	—
Product liability settlement	—	2,850	—	—	—
Cost of debt repricing	—	—	—	1,190	1,190
Insurance settlement	229	—	—	—	—
Gain on sale of building	(2,638)	—	—	—	—
Acquisition amortization of backlog	—	2,100	—	—	—
Adjusted Operating Income	$ 49,045	$ 98,148	$ 105,823	$ 120,708	$ 120,612
Adjusted Operating Income, net of normalized tax rate of 25%	$ 36,784	$ 73,611	$ 79,367	$ 90,531	$ 90,459
Trailing five quarter averages:					
Total debt	260,130	438,768	491,410	539,296	547,063
Total shareholders' equity	487,523	701,640	795,410	859,119	869,453
Cash and cash equivalents	168,599	123,636	100,922	111,260	98,299
Net total capitalization	$ 579,054	$ 1,016,772	$ 1,185,898	$ 1,287,086	$ 1,318,216
Return on Invested Capital (ROIC)	6.4%	7.2%	6.7%	7.0%	6.9%

ROIC is defined as Adjusted Operating Income, net of taxes at a 25% normalized rate (fiscal 2021, 2022 and 2023 restated with a 25% normalized tax rate versus the 22% tax rate previously reported), for the trailing twelve months divided by the average of total debt plus total shareholders' equity less cash and cash equivalents (average capital) for the trailing five quarters. ROIC is not a measure determined in accordance with GAAP and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial information, such as ROIC, is important for investors and other readers of the Company's financial statements.

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© 2024 COLUMBUS MCKINNON CORPORATION 25 Net Debt is defined in the credit agreement as total debt plus standby letters of credit, net of cash and cash equivalents. Net Leverage Ratio is defined as Net Debt divided by the Credit Agreement Trailing Twelve Month (“TTM”) Adjusted EBITDA. Credit Agreement TTM Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Credit Agreement Adjusted EBITDA Margin is defined as Credit Agreement TTM Adjusted EBITDA divided by net sales. Net Debt, Net Leverage Ratio, Credit Agreement TTM Adjusted EBITDA and Credit Agreement Adjusted EBITDA Margin are not measures determined in accordance with GAAP and may not be comparable with the measures as used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Net Debt, Net Leverage Ratio, Credit Agreement TTM Adjusted EBITDA and Credit Agreement Adjusted EBITDA Margin are important for investors and other readers of the Company’s financial statements. Non-GAAP Measures: Net Debt and Net Leverage Ratio 1 EBITDA is normalized to include a full year of the acquired entity and assuming that deal related synergies are achieved for montratec in TTM Q1 FY25. 2 The Company’s credit agreement definition of Adjusted EBITDA excludes certain acquisition deal and integration costs and business realignment costs that are incurred beyond one year after the close of an acquisition. ($ in thousands) Trailing Twelve Month Q1 FY24 Q1 FY25 Net income $ 49,313 $ 45,978 Add back (deduct): Annualize EBITDA for montratec1 7,994 — Annualize synergies for montratec1 401 — Income tax expense (benefit) 20,547 14,929 Interest and debt expense 30,364 37,567 Non-cash loss related to asset retirement 2 — Gain on sale of facility (232) — Non-cash pension settlement — 4,984 Amortization of deferred financing costs 1,774 2,488 Stock compensation expense 11,655 11,159 Garvey contingent consideration 1,230 — Depreciation and amortization expense 42,368 46,895 Acquisition deal and integration costs 3,117 624 Excluded deal and integration costs2 (529) — Business realignment costs 3,857 2,341 Excluded business realignment costs2 (3,482) — Factory and warehouse consolidation 117 627 Headquarter relocation costs 2,224 927 Cost of debt refinancing — 1,190 Monterrey, MX new factory start-up costs — 8,055 Credit Agreement TTM Adjusted EBITDA $ 170,720 $ 177,764 Total debt 579,769 510,430 Standby letters of credit 15,364 15,630 Cash and cash equivalents (106,994) (68,373) Net Debt $ 488,139 $ 457,687 Net Leverage Ratio 2.86x 2.57x